                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT")

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement         [ ]   Confidential, for Use of the
[X]      Definitive Proxy Statement                Commission Only (as permitted
[ ]      Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             PALM HARBOR HOMES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         (5)      Total fee paid: $

                  --------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)      Amount previously paid:

                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement no.:

                  --------------------------------------------------------------
         (3)      Filing Party:

                  --------------------------------------------------------------
         (4)      Date Filed:

                  --------------------------------------------------------------

                             PALM HARBOR HOMES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 23, 2003

To Our Shareholders:

         You are invited to attend the annual meeting of shareholders of Palm Harbor Homes, Inc. which will be held at the Colonnade Conference Center, 15303 Dallas Parkway, Addison, Texas, on July 23, 2003, at 10:00 a.m., Dallas time. The purpose of the meeting is to vote on the following proposals:

         PROPOSAL 1:       To elect eight directors to serve for a one year
                           term, and until their successors are duly elected and qualified.

         PROPOSAL 2:       To ratify the selection of Ernst & Young LLP as
                           independent auditors for the fiscal year ending March
                           26, 2004.

         PROPOSAL 3:       To take action upon any other business that may
                           properly be brought before the annual meeting.

         The board of directors has fixed the close of business on June 2, 2003 as the record date for determining shareholders entitled to receive notice of and to vote at the annual meeting. A form of proxy card and a copy of our Annual Report to Shareholders for the fiscal year ended March 28, 2003 are enclosed with this notice of annual meeting and proxy statement. You may also vote by phone or via the Internet by following the steps detailed on the proxy card.

         YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, OR VOTE BY PHONE OR VIA THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT, AMERICAN STOCK TRANSFER & TRUST COMPANY, IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.



                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Kelly Tacke,
                                       Chief Financial Officer,
                                       Vice President - Finance and Secretary

June 15, 2003
Addison, Texas

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 23, 2003

                                   ----------

PALM HARBOR HOMES, INC.
15303 DALLAS PARKWAY, SUITE 800
ADDISON, TEXAS 75001

         The board of directors is soliciting proxies to be used at the 2002 annual meeting of shareholders to be held at the Colonnade Conference Center, 15303 Dallas Parkway, Addison, Texas, on Wednesday, July 23, 2003, at 10:00 a.m., Dallas time. This proxy statement, accompanying proxy and annual report to shareholders for the fiscal year ended March 28, 2003 are first being mailed to shareholders on or about June 18, 2003. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute part of this proxy statement.

WHO CAN VOTE

         Only shareholders of record as of the close of business on June 2, 2003 are entitled to notice of and to vote at the annual meeting. As of June 2, 2003, we had 22,863,396 outstanding shares of common stock, our only outstanding voting security. Each shareholder of record of our common stock on the record date is entitled to one vote on each matter properly brought before the annual meeting for each share of common stock held. IF YOU HOLD SHARES OF OUR COMMON STOCK THROUGH ANY OF OUR STOCK PURCHASE OR SAVINGS PLANS, YOU WILL RECEIVE VOTING INSTRUCTIONS FROM THE PLANS' ADMINISTRATOR. PLEASE SIGN AND RETURN THOSE INSTRUCTIONS PROMPTLY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

         In accordance with our bylaws, a list of shareholders entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m. local time at our offices located at 15303 Dallas Parkway, Suite 800, Addison, Texas.

HOW YOU CAN VOTE

         Shareholders cannot vote at the annual meeting unless they are present in person or represented by proxy. After you have reviewed the information contained in this proxy statement, please take a moment to read the instructions and choose the way to vote that you find most convenient and cast your vote as soon as possible. You may vote by completing and returning the enclosed proxy. Your proxy will be voted in accordance with your instructions. Alternatively, if you are a shareholder of record (that is, if your stock is registered with the company in your own name), you may vote by telephone or electronically through the Internet by following the instructions set forth on your proxy. The deadline for voting by telephone or electronically through the Internet as a shareholder of record is 3:00 p.m., Dallas time, on July 23, 2003. Valid proxies will be voted at the annual meeting and at any adjournments of the annual meeting as you direct in the proxy.

         You may revoke your proxy or otherwise change your vote at any time before it is exercised by:

         o delivering a written notice of revocation to our Secretary, Kelly Tacke, at Palm Harbor Homes, Inc., 15303 Dallas Parkway, Suite 800, Addison, Texas 75001;

         o    timely delivering a properly executed, later-dated proxy;

         o    submitting a later-dated vote by telephone or via the Internet; or

         o    voting in person at the annual meeting.

         Voting by proxy or via the Internet will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the annual meeting. If you submit a proxy and no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted in favor of proposals one and two. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment. As of the date of mailing of this proxy statement, we did not anticipate that any other matters will be raised at the annual meeting.

REQUIRED VOTE

         The presence, in person or represented by proxy, of the holders of a majority of our outstanding common stock (11,431,699 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the shareholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         A plurality of the votes duly cast is required for the election of directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker non-votes are not counted for purposes of the election of directors. All of the nominees for director, served as our directors during the fiscal year ended March 28, 2003.

COST OF PROXY SOLICITATION

         The cost of soliciting proxies will be borne by us. Proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. They will not be separately compensated for their services.

         In accordance with SEC regulations and the regulations of The Nasdaq Stock Market, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares of our common stock and soliciting proxies from them.

GOVERNANCE OF THE COMPANY

         Pursuant to the Florida Business Corporation Act, our articles of incorporation and our bylaws, our business, property and affairs are managed under the direction of the board of directors. During the fiscal year ended March 28, 2003, the board of directors held four meetings. No director attended less than 75% of the total number of board meetings and meetings of committees on which he served that were held while the director was a committee member.

COMMITTEES OF THE BOARD OF DIRECTORS

                                                                                COMPENSATION
                NAME                       BOARD         AUDIT COMMITTEE          COMMITTEE
-------------------------------------    -----------    -----------------    --------------------
Lee Posey                                    x*
Larry H. Keener                              x
Walter D. Rosenberg, Jr.                     x
William R. Thomas                            x                                        x*
Frederick R. Meyer                           x                 x                      x
John H. Wilson                               x                 x
A. Gary Shilling                             x
Jerry D. Mallonee                            x                 x*

----------

* Chairman

         During the fiscal year ended March 28, 2003, the board of directors had two ongoing committees: an audit committee and a compensation committee. The board of directors does not have a nominating committee.

         The audit committee consists of three "independent directors" as required by the Sarbanes-Oxley Act of 2002 and The Nasdaq National Market listed requirements. Our board has adopted a written charter for the audit committee setting forth the duties and responsibilities of the committee. The charter has been submitted to our board of directors for approval. A copy of the audit committee charter that was submitted to the board is attached to this proxy statement as Appendix A.

         The audit committee assists the board with its oversight responsibilities to shareholders by monitoring (1) the quality and integrity of the financial statements of the company; (2) the independence, qualification and performance of the company's independent auditors; (3) the company's accounting and financial reporting processes; and (4) audits of the company's financial statements. The committee has the responsibility for selecting the company's independent auditors and pre-approving audit and non-audit services. The audit committee met four times during the fiscal year ended March 28, 2003.

         The compensation committee consists of two non-employee directors. The functions of the compensation committee include establishing the compensation of executive officers and administering management incentive compensation plans. The compensation committee met once during the fiscal year ended March 28, 2003.

COMPENSATION OF DIRECTORS

         During the fiscal year ended March 28, 2003, our non-employee directors received compensation as follows:

Annual retainer fee ......................................................................     $8,000
Fee for each board meeting attended (other than telephonic) ..............................     $2,000
Fee for each committee meeting (other than those on the same day as board meeting) .......     $  500

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of our executive officers served as a member of the compensation committee of our board of directors. None of our executive officers served as a director of any other entity whose executive officer served as a member of our compensation committee.

                      REPORT OF THE COMPENSATION COMMITTEE

         Decisions on compensation of our executive officers are made by the two member compensation committee of the board of directors. Each member of the compensation committee is an outside director. None of the members of the compensation committee has ever been an officer or employee of Palm Harbor or any of its subsidiaries. The compensation committee, in consultation with the Chairman of the Board, is responsible for establishing the policies that govern compensation of executive officers and key employees at the corporate level.

         The goals of our compensation program are to attract, retain and motivate competent executive officers and key employees who have the experience and ability to contribute materially to our long-term success. Our compensation philosophy for our executive officers and key employees is predicated on base salaries which are in most instances below salaries for comparable industry positions and potential bonuses which, depending on our earnings performance in relation to pre-established base levels, may be relatively high or relatively low in comparison with bonus payments by companies of comparable size and type.

         Base salaries are determined by our compensation committee for each of the executive officers on an individual basis, taking into consideration the level of responsibility, individual contributions to our performance, length of tenure with us, compensation levels of comparable positions and internal equities among positions. In most instances, base salaries are set at subjectively-determined levels below base salaries paid to executives in similar positions in companies of comparable size in the same industry or similar industries. Bonuses are determined from year to year by the compensation committee based in part on our earnings performance and in part on the recommendation of the Chairman of the Board and the Chief Executive Officer who do not offer recommendations regarding their own compensation. The base salary of our President and the Chief Executive Officer, Larry H. Keener, was $200,000 for the fiscal year ended March 28, 2003, and is currently set at an annual rate of $200,000 for the fiscal year ending March 26, 2004. Mr. Keener's bonus of $200,000 for the fiscal year ended March 28, 2003 was determined by the compensation committee on a discretionary basis.

         Effective March 27, 1999, the annual base salary of Lee Posey, our Chairman of the Board, was set at $400,000 for three years and $300,000 thereafter pursuant to a compensation agreement which among other things specified that Mr. Posey would provide a minimum of 100 days of service in each of the first three years of the agreement and 75 days of service during the last five years of the agreement. Mr. Posey is not a participant in the corporate bonus plan or the long-term incentive plan. The agreement has been amended to reflect that Mr. Posey shall be paid $400,000 in any year in which he provides a minimum of 100 days of service. Because of the number of days of service provided by Mr. Posey for the fiscal year ended March 28, 2003, Mr. Posey received a salary of $400,000.

         For the past four fiscal years, commencing in fiscal 2000, Palm Harbor has provided a long-term incentive plan for its officers and key employees (excluding Mr. Posey and Mr. Keener). Plan participants have been awarded shares in an amount equivalent to 10% of their cash compensation, but not in excess of $40,000. Shares awarded under the plan do not vest for three years. For fiscal 2003, approximately 145,000 shares having a value of $2,987,310 on the date of issue were awarded under the plan. No long-term incentive plan has been established for fiscal 2004.

         We do not have a stock option plan for our key employees and executive officers and have not had a stock option plan since our company was founded.

                                       COMPENSATION COMMITTEE

                                       William R. Thomas, Chairman
                                       Frederick R. Meyer

                          REPORT OF THE AUDIT COMMITTEE

         The audit committee is composed of three independent directors and operates under a written charter adopted by the board of directors. The board has determined that each committee member is independent as defied by the Sarbanes-Oxley Act of 2002 and the Nasdaq listing standards as currently in effect.

         Pursuant to the audit committee charter that has been submitted to the board for approval, the audit committee will assist the board of directors in monitoring (1) the integrity of the financial statements of the company, (2) the independence, qualifications, performance of the company independent auditors,
(3) the company's accounting and financial reporting process; and (4) audits of the company's financial statements. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The audit committee reviewed the audited annual financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The audit committee reviewed the audited annual financial statements with Ernst & Young LLP, the company's independent auditors, who are responsible for expressing an opinion on the conformity of the company's audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the company's accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." The committee also discussed with management and Ernst & Young LLP the process used to support certifications by the company's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the company's periodic filings with the SEC. In discharging its oversight responsibility as to the audit process, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the company that might bear on Ernst & Young LLP's independence consistent with Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         The committee reviewed with Ernst & Young LLP the overall scope and plans for their audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of the company's internal controls, and the overall quality of the company's financial reporting. The committee held three meetings relating to the fiscal 2003 audit and financial statements.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 28, 2003 for filing with the SEC. The audit committee, subject to shareholder ratification, recommended to the board the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 26, 2004.

         The full responsibilities of the audit committee are set forth in the audit committee's charter. A copy of the audit committee charter that has been submitted to the board for approval, is included as Appendix A to this proxy statement.

                                                                 AUDIT COMMITTEE

                                                     Jerry D. Mallonee, Chairman
                                                              Frederick R. Meyer
                                                                  John H. Wilson

                   SHARE OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                            DIRECTORS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of June 2, 2003 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each named executive officer, and
(4) all current directors and named executive officers as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse. Except as otherwise noted, the individual or entity had sole voting and investment power as to shares shown or, in the case of the individual, the voting power is shared with the individual's spouse.

         Certain of the shares listed below are deemed to be owned beneficially by more than one shareholder under SEC rules.

                                                                 AMOUNT AND NATURE OF
                        NAME                                    BENEFICIAL OWNERSHIP(1)            PERCENT OF CLASS
------------------------------------------------------     ---------------------------------    ----------------------
Lee Posey
15303 Dallas Parkway
Suite 800
Addison, Texas 75001                                                  4,354,185                        19.04%

Capital Southwest Corporation and
Capital Southwest Venture Corporation(2)
12900 Preston Road
Suite 700
Dallas, Texas 75230                                                   7,855,121                        34.36%

Larry H. Kenner(3)                                                      437,760                         1.91%

Kelly Tacke(4)                                                           55,121                            *

W.D. Rosenberg, Jr.                                                     213,624                            *

William R. Thomas(2)(5)                                                 250,331                         1.09%

Frederick R. Meyer(6)                                                   105,116                            *

John H. Wilson(2)                                                         1,250                            *

Jerry D. Mallonee                                                         6,000                            *

A. Gary Shilling(7)                                                      51,832                            *

All directors and executive officers as a group (10
persons)(2)(3)(4)(5)(6)(7)                                            5,475,219                        23.95%

----------

*        Beneficial ownership of less than 1% of the class is omitted.

(1) The information contained in this table with respect to common stock ownership reflects "beneficial ownership" as defined in Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Mr. Thomas is President and Chairman of the Board of Capital Southwest Corporation and Capital Southwest Venture Corporation, both of which are our principal shareholders. Mr. Wilson is a member of the board of directors of Capital Southwest Corporation and Capital Southwest Venture Corporation. Mr. Thomas and Mr. Wilson may be deemed to share voting and investment power with respect to the shares of common stock beneficially owned by Capital Southwest Corporation and Capital Southwest Venture Corporation. Mr. Thomas and Mr. Wilson each have disclaimed beneficial ownership of such shares.

(3) Includes an aggregate of 122,270 shares owned by Mr. Keener's spouse and three daughters, over which shares he exercises voting and investment power.

(4) Includes 2,720 restricted shares received under the Fiscal Year 2003 and 2002 Long Term Incentive Plans, 1,361 shares of which are restricted until April 2, 2004, and 1,359 shares of which are restricted until April 1, 2005. All 2,720 shares may be currently voted by Ms. Tacke.

(5) Mr. Thomas has sole voting and investment power with respect to 113,282 shares personally held by Mr. Thomas. Mr. Thomas also has sole voting and investment power with respect to 80,674 shares held by a family partnership. Mr. Thomas is a trustee of certain trusts pursuant to employee stock ownership plans for employees of Capital Southwest Corporation and its wholly-owned portfolio companies owning 56,375 shares, with the power as one of two trustees to participate in the voting of such shares. Under the rules and regulations of the SEC, Mr. Thomas is deemed to be the beneficial owner of such 59,416 shares which are included in the shares owned by Mr. Thomas.

(6) Includes 48,829 shares owned by a family partnership over which Mr. Meyer exercises voting and investment power.

(7) Dr. Shilling is one of five members of an investment committee to participate in the voting and investment decisions relating to 25,794 shares owned by clients of A. Gary Shilling & Co., Inc. Under the rules and regulations of the SEC, Dr. Shilling is deemed to be the beneficial owner of 25,794 shares which are included in the shares owned by Dr. Shilling.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file reports of holdings and transactions in our securities with the SEC and to furnish us with copies of all such reports. Based solely upon a review of the reports furnished to us with respect to the fiscal year ended March 28, 2003, we believe that all SEC filing requirements applicable to our directors and executive officers were satisfied.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         At the annual meeting, eight directors will be elected by the shareholders to serve until their successors have been duly elected and qualified, or until the earliest of their death, resignation or retirement.

         The persons named in the enclosed proxy will vote your shares as you specify on the enclosed proxy. If you return your properly executed proxy but fail to specify how you want your shares voted, the shares will be voted in favor of the nominees listed below. The non-employee directors have proposed the following nominees for election as directors at the annual meeting. Each of the nominees is currently a member of the board of directors.

NOMINEES

         LARRY H. KEENER, Director since 1995. Chief Executive Officer since June 1997 and President since June 1994. Chief Operating Officer from June 1994 to June 1997. Division President from June 1989 to May 1994. Director from 1980 to May 1994. Age: 53.

         JERRY D. MALLONEE. Retired from Arthur Andersen & Co. in December 1998 as the Tax Managing Partner of Pacific Northwest. Mr. Mallonee had been employed by Arthur Andersen from February 1967 until his retirement. Mr. Mallonee is a financial advisor for Carter Financial Management. Age: 62.

         FREDERICK R. MEYER, Director since 1994. Chairman of the Board of Aladdin Industries LLC since July 1985. President and Chief Executive Officer of Aladdin Industries LLC from October 1995 to May 1999 and from May 1987 to September 1994. President of Tyler Technologies, Inc. from July 1983 to December 1986. Director of SWS Group, Inc. and Westwood Holding Group. Age: 75.

         LEE POSEY, Chairman of the board of directors since December 1977. Chief Executive Officer from December 1977 to June 1997. President from December 1977 to December 1993. President of Redman Industries, Inc. from 1967 to 1977.
Age: 67.

         WALTER D. ROSENBERG, JR., Director since 1977. Managed his personal portfolio since June 1991. Chairman of the Board and Chief Executive Officer of Duro Metal Manufacturing Company, Inc. from December 1957 to June 1991. Age: 76.

         A. GARY SHILLING, Director since 1995. President of A. Gary Shilling & Co., Inc. since 1978. Senior Vice President and Chief Economist of White, Weld & Co., Inc. from 1972 to 1978. Director of Heartland Funds. Age: 66.

         WILLIAM R. THOMAS, Director since 1982 pursuant to an agreement among us, Capital Southwest Corporation and Capital Southwest Venture Corporation. Chairman of the Board since 1982 and President since 1980 of Capital Southwest Corporation. President of Capital Southwest Venture Corporation since 1980. Director of Alamo Group, Inc. and Encore Wire Corporation. Age: 74.

         JOHN H. WILSON, Director since 1994. President of U.S. Equity Corporation since 1983. Director of Capital Southwest Corporation and Encore Wire Corporation. Age: 60.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS AS SET FORTH IN PROPOSAL ONE.

                               EXECUTIVE OFFICERS

         Our executive officers serve at the discretion of the board of directors and are appointed annually by the board of directors. Set forth below are the names, ages and positions of our executive officers.

           NAME                    AGE                               POSITION
           ----                    ---                               --------
         Lee Posey                 68          Chairman of the Board and Director
      Larry H. Keener              53          President, Chief Executive Officer and Director
        Kelly Tacke                45          Chief Financial Officer, Vice President-Finance and Secretary

         Information concerning the business experience of Messrs. Posey and Keener is provided in "Proposal One: Election of Directors." Set forth below is a description of the background of Ms. Tacke. There is no family relationship between any of our directors or executive officers.

         KELLY TACKE has served as Vice President-Finance and Chief Financial Officer since October 1993, and as Secretary since March 1997. From August 1979 through September 1993, Ms. Tacke was employed by PriceWaterhouseCoopers LLP where she most recently served as a Senior Audit Manager.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table summarizes the compensation paid by us for the fiscal years ended March 28, 2003, March 29, 2002 and March 30, 2001 to the Chief Executive Officer and the executive officers who received a total annual salary and bonus in excess of $100,000 in fiscal year ended March 28, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                              Long Term             All Other
                                                          Annual Compensation(1)            Compensation           Compensation
                                                     --------------------------------       ------------           ------------
         Name and               Fiscal                                                       Restricted
    Principal Location           Year                Salary                     Bonus       Stock Awards
    ------------------          ------               ------                     -----       ------------
Lee Posey                        2003               $400,000                   $      0            --               $ 8,269
Chairman of the Board            2002                400,000                          0            --                 6,624(2)
                                 2001                400,000                          0            --                 6,774(2)

Larry H. Keener                  2003                200,000                    200,000            --                11,500(3)
President and Chief              2002                200,000                    496,831            --                11,100(3)
Executive Officer                2001                200,000                    432,431            --                11,250(3)

Kelly Tacke                      2003                100,000                    158,224            --                 5,500(5)
Chief Financial Officer,         2002                100,000                    215,486       $27,888(4)              5,100(5)
Vice President-Finance           2001                100,000                    123,552        20,671(4)              5,250(5)
and Secretary

----------

(1) The named executive officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites and other personal benefits which are not shown because the aggregate incremental costs of these benefits to us for each officer did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for each such officer.

(2) Includes $5,500, $5,100 and $5,250 contributed in fiscal year 2003, 2002 and 2001, respectively, by us pursuant to the employee savings plan and $2,769, $1,524 and $1,524 paid in fiscal year 2003, 2002 and 2001, respectively, by us as a car allowance.

(3) Includes $5,550, $5,100 and $5,250 contributed in fiscal year 2003, 2002 and 2001, respectively, by us pursuant to the employee savings plan and $6,000 paid in fiscal year 2003, 2002 and 2001 by us as a car allowance.

(4) Represents an aggregate of 2,720 restricted shares of common stock as of March 28, 2003.

(5)      Represents contributions by us pursuant to the employee savings plan.

COMPENSATION ARRANGEMENTS

         Pursuant to the compensation agreement we entered into with Lee Posey, our Chairman of the Board, if Mr. Posey provides a minimum of 100 days of service per year, he will receive $400,000 per year for his services. If he provides a minimum of 75 days of service, but less than 100 days of service, per year, he will receive $300,000 per year for his services. In fiscal 2003, Mr. Posey worked more than 100 days for the Company, and, accordingly, he received a salary of $400,000. If the agreement terminates for any reason prior to March 27, 2007, Mr. Posey or his estate, as applicable, is entitled to receive a payment equal to the lesser of (1) $1,000,000 or (2) $16,667 multiplied by the remainder of 96 minus the number of months Mr. Posey provided services as an employee under the agreement.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, enacted in 1993, precludes a public corporation from taking a deduction in 1994 or subsequent years for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers unless such compensation is performance-based compensation as defined in Section 162(m) of the Code. Our corporate bonus plan is a performance-based plan.

INDEMNIFICATION AGREEMENTS

         We have entered into indemnification agreements with certain of our officers and each of our directors, requiring us to indemnify such persons against judgments, claims, damages, losses and expenses incurred as a result of the fact that such officer or director, in his or her capacity as such, is made or threatened to be made a party to any suit or proceeding, to the maximum extent permitted by Florida law. The indemnification agreements provide for the advancement of expenses to such officers and directors in connection with any such suit or proceeding.

              LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

         Effective the 2000 fiscal year, we adopted a long term incentive plan. We have also adopted such a plan for fiscal 2001, 2002 and 2003. Each plan has a term of one year. All key employees and executive officers (excluding the Chairman and the President) are eligible for consideration for grants under the plan. Subject to their continued employment, the 2001-2003 plans provide that plan participants are entitled to receive shares of our common stock in an amount equivalent to 10% of the cash compensation that each participant received during the applicable fiscal year, but not in excess of $40,000. The shares do not vest for three years, but the recipients of stock grants under this plan have the right to currently vote such shares. Accordingly, a total of 97.206 shares awarded under the fiscal year 2000 plan have vested at the end of fiscal 2003. For fiscal 2001, 2002 and 2003, shares awarded under the plan were approximately 187,000. 214,000 and 145,000, respectively. If participants do not meet the vesting requirements because their employment is terminated, shares granted to them will be forfeited and returned to us.

         We have not adopted a long term incentive plan for fiscal 2004.

         The following table shows the number of shares awarded under the Plan during the two preceding fiscal years to the only corporate officer who was a plan participant.

                                                                                              PERFORMANCE
                                                      NUMBER OF SHARES                   OR OTHER PERIOD UNTIL
                  NAME                                OF COMMON STOCK                    MATURATION OR PAYOUT
-----------------------------------------     ---------------------------------    -----------------------------------
Kelly Tacke                                                1,361                           April 2, 2004 (1)
Chief Financial Officer, Vice                              1,359                           April 1, 2005 (1)
President-Finance and Secretary

                                PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total returns for us, the Standard & Poor's MidCap 400 Composite Stock Index and our peer group, assuming the investment of $100 on July 31, 1995 (the date our common stock began trading) and the reinvestment of dividends. The companies in our peer group are as follows: Cavalier Homes, Inc., Champion Enterprises, Inc., Clayton Homes, Inc., Fleetwood Enterprises, Inc., Liberty Homes, Inc., Oakwood Homes Corporation and Skyline Corporation.


                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------
                             1998      1999      2000      2001      2002      2003
-------------------------------------------------------------------------------------
 Palm Harbor Homes, Inc.      100        74        52        51        71        48
 S & P MidCap 400 Index       100       100       139       129       153       117
 Custom Peer Group            100        63        37        36        54        31

         The foregoing price performance comparisons shall not be deemed incorporated by reference by any general statement incorporation by reference of this proxy statement into any filing under the Securities Act or Securities Exchange Act, except to the extent that we specifically incorporate this graph by reference, and shall not otherwise be deemed filed under those Acts.

         There can be no assurance that our share performance will continue into the future with the same or similar trends depicted in the graph above. We will not make or endorse any predictions as to future share performance.

               PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

         The shareholders are urged to ratify the appointment by the board of directors of Ernst & Young LLP as independent auditors for the fiscal year ending March 26, 2004. Ernst & Young LLP has served as our independent auditors since our inception and is familiar with our affairs and financial procedures.

         Aggregate Ernst & Young fees for the fiscal year ended March 29, 2002 and March 28, 2003 were:

                                                                               Fiscal 2002          Fiscal 2003
                                                                               -----------          -----------
Audit Fees.............................................................         $290,000              $365,000
Audit Related Fees.....................................................         $ 49,979              $ 46,147
Tax Fees...............................................................         $ 22,887              $ 20,068
All Other Fees.........................................................         $  5,825(1)           $      0

----------

(1)  Business impact assessment.

         The audit committee has considered whether the provision of these services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence and has determined that such services have not adversely affected Ernst & Young, LLP's independence.

         A representative of Ernst & Young is expected to be present at the annual meeting and will have an opportunity to make a statement, if he desires to do so, and to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                              SHAREHOLDER PROPOSALS

         Any shareholder who intends to present a proposal at the annual meeting in the year 2004, and who wishes to have the proposal included in our proxy statement and proxy for that meeting, must deliver the proposal to our corporate secretary, Kelly Tacke, at 15303 Dallas Parkway, Suite 800, Addison, Texas 75001 by February 19, 2004. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

         Any shareholder who intends to bring business before the annual meeting in the year 2004 in a form other than a shareholder proposal in accordance with the preceding paragraph must give written notice to our corporate secretary at the address set forth in the preceding paragraph on or before May 4, 2004.

                                  ANNUAL REPORT

         We have provided without charge a copy of the annual report to shareholders for fiscal year ended March 28, 2003 to each person being solicited by this proxy statement. UPON THE WRITTEN REQUEST BY ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, WE WILL PROVIDE WITHOUT CHARGE A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC (EXCLUDING EXHIBITS, FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). All requests should be directed to: Kelly Tacke, Chief Financial Officer, Vice-President Finance and Secretary, at Palm Harbor Homes, Inc., 15303 Dallas Parkway, Suite 800, Addison, Texas 75001. This information is also available via the Internet at our world wide web site (www.palmharbor.com) and the EDGAR version of such report (with exhibits) is available at the SEC's world wide web site (www.sec.gov).

                             PALM HARBOR HOMES, INC.

                             AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the "Audit Committee" or the "Committee") shall assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities to shareholders, the investment community and others for monitoring (1) the quality and integrity of the financial statements of the Company; (2) the independence, qualification and performance of the Company's independent auditors; (3) the Company's accounting and financial reporting processes; and (4) audits of the Company's financial statements. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

ORGANIZATION

This charter governs the operations of the Audit Committee. The Audit Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the charter to the Board for approval. The Board will appoint Committee members annually. The Board may remove Committee members at any time with or without cause, by a majority vote. The Board will fill any vacancy on the Committee. The Audit Committee shall be comprised of at least three outside directors, each of whom is independent as determined in accordance with the requirements of the Sarbanes-Oxley Act of 2002 ("Sarbanes"), NASDAQ, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission ("SEC"). Members of the Audit Committee may not receive any compensation from the Company other than directors' fees. All members of the Audit Committee must be financially literate, and at least one member must be an "audit committee financial expert" pursuant to Sarbanes and any SEC rules promulgated relating thereto. No committee member may serve on the audit committee of more than two other public companies without Board approval. The Audit Committee shall maintain minutes of its meetings and report to the Board.

RESPONSIBILITIES AND PROCESSES

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements and the Company's independent auditors are responsible for auditing the annual financial statements and for reviewing the unaudited interim financial statements. It is also not the duty of the Audit Committee to conduct investigations to assure compliance with laws and regulations and the Company's Code of Conduct and Ethics.

The Audit Committee, in carrying out its responsibilities, believes this charter should be reviewed periodically, in order to best react to changing conditions and circumstances. The Audit Committee should take appropriate actions to ensure a management environment for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

In carrying out its responsibilities, the Audit Committee shall:

1. Retain, subject to shareholder ratification, the independent auditors of the Company to conduct the examination of the books and records of the Company and its affiliates, and terminate any such engagement if circumstances warrant. The independent auditors are ultimately accountable to, and shall report directly to, the Audit Committee. The Audit Committee shall provide oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting.

2. Pre-approve all audit services and, to the extent permitted by law, all non-audit services provided by the independent auditors, as well as the fees and terms for providing such services. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. However, pre-approval of non-audit services is not required if (i) the aggregate amount of non-audit services is less than 5% of the total amount paid by the Company to the auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company as non-audit services at the time of the engagement; and (iii) such services are promptly brought to the attention of the Committee and, prior to completion of the audit, are approved by the Committee or by one or more Committee members who have been delegated authority to grant approvals.

3. At least annually, obtain and review a report by the independent auditors describing: (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting any independent audits carried out by the firm and any steps taken to deal with any such items; and (iii) all relationships between the independent auditor and the Company.

4. Evaluate the performance of the Company's independent auditors and lead audit partner, and report its conclusions to the full Board.

5. Meet with the Company's independent auditors and management to review the scope of the proposed annual audit (and related quarterly reviews), the key audit procedures to be followed and, at the conclusion of the audit, review the principal audit findings including any comments or recommendations of the Company's independent auditors.

6. Obtain assurance from the Company's independent auditors that it has complied with its obligation to report fraud that has come to their attention in connection with its audit of the financial statements of the Company.

7. Discuss the Company's annual audited financial statements and unaudited quarterly financial statements with management and the independent auditors, including management's discussion and analysis of financial condition and results of operations. Discuss other matters with the Company's independent auditors as required by the SEC and, if the financial statements are acceptable, recommend that the audited financial statements be included in the Company's Form 10-K.

8. While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditors, the Committee will review: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and the treatment preferred by the independent auditors; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) earnings press releases (paying particular attention to any use of pro-forma information and non-GAAP information).

9. Approve the content of the report of the Audit Committee required by the SEC to be included in the Company's annual proxy statement.

10. Meet, at least annually, with management to discuss, as appropriate, significant accounting accruals, estimates and reserves; litigation matters; management's representations to the independent auditors; new or proposed regulatory accounting and reporting rules; any significant off-balance sheet transactions and special purpose entities; and any significant financial reporting issues or judgments disputed with the Company's independent auditors.

11. At least annually, receive from and discuss with the independent auditors and management, separately or together as determined by the Committee, a report on (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and management of the Company, such as any management letter or schedule of unadjusted audit differences.

12. Review quarterly with the Company's CEO and CFO (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; (ii) any material weakness in the Company's internal controls; and (iii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

13. Review annually with management and the independent auditors (i) the internal control report contained in the Company's Annual Report on Form 10-K regarding management's assessment of the effectiveness of the internal control structure and procedures of the Company for financial reporting; and (ii) the attestation and report of the independent auditors regarding management's assessment of internal controls.

14. Discuss with the Company's independent auditors and management information relating to the auditors' judgments about the quality, not just the acceptability, of the Company's accounting principles. Also, the Committee shall discuss the results of the annual audit and any other matters that may be required to be communicated to the Audit Committee by the Company's independent auditors under generally accepted auditing standards.

15. At least quarterly, discuss separately with the Company's independent auditors and management the adequacy and effectiveness of the Company's internal accounting and financial controls, and elicit any recommendations for improvement.

16. Review major changes to the Company's accounting principles and practices as suggested by the independent auditors, internal auditors or management.

17. At least annually, receive reports from the Company's independent auditors regarding the auditors' independence from management and the Company (including the identification of all relationships between the independent auditors and the Company), discuss such reports with the independent auditors, consider whether the provision of non-audit services by the independent auditors is compatible with the auditors' independence, and, if determined by the Audit Committee, recommend that the Board take action to satisfy itself of the independence of the auditors.

18. The Company may not hire employees and former employees of the independent auditors without Committee consent. The Committee will review all requests for waiver of such policy.

19. Provide sufficient opportunity at its meetings to meet separately in executive session with the Company's independent auditors and members of management. Among the items to be discussed with the Company's independent auditors are (i) the independent auditors' evaluation of the Company's financial and accounting personnel; (ii) the cooperation that the independent auditors received during the course of its audit; (iii) any management letter provided by the independent auditors and management's response; and (iv) any other matters the Audit Committee may determine from time to time.

20. Report regularly to the Board.

21. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22. As Committee determines necessary to carry out its duties, obtain advice and assistance from outside advisors, including the Company's legal, accounting or other advisors.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                            PALM HARBOR HOMES, INC.

                                 JULY 23, 2003

PROOF # 1




                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

              o Please detach and mail in the envelope provided. o

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of Directors:

                          NOMINEES:
[ ] FOR ALL NOMINEES      O Larry H. Keener
                          O Jerry D. Mallonee
[ ] WITHHOLD AUTHORITY    O Frederick R. Meyer
    FOR ALL NOMINEES      O Lee Posey
                          O Walter D. Rosenberg, Jr.
[ ] FOR ALL EXCEPT        O A. Gary Shilling
    (See instructions     O William R. Thomas
    below)                O John H. Wilson

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.[ ]
--------------------------------------------------------------------------------
                                                           FOR  AGAINST  ABSTAIN

2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP    [ ]    [ ]      [ ]
   AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
   MARCH 26, 2004.

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1) AND (2) ABOVE, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSALS. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.



Signature of Shareholder ____________  Date: ____________

Signature of Shareholder ____________  Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROOF # 1


                            PALM HARBOR HOMES, INC.

The undersigned shareholder of Palm Harbor Homes, Inc. does hereby nominate, constitute and appoint Kelly Tacke and Colleen Rogers, or either one of them, as Proxies, each with full power to appoint her substitute, to represent and vote all of the shares of Common Stock of Palm Harbor Homes, Inc. held of record by the undersigned at the Annual Meeting of shareholders to be held at 10:00 a.m. Dallas time on July 23, 2003 at the Company Headquarters, 15303 Dallas Parkway, Suite 900, Addison, Texas, 75001, and at any adjournments thereof, as follows:

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                            PALM HARBOR HOMES, INC.

                                 JULY 23, 2003

PROOF # 2
                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.
                                                        ------------------------
                - OR -                                   COMPANY NUMBER
                                                        ------------------------
TELEPHONE - Call toll-free 1-800-PROXIES (776-9437)      ACCOUNT NUMBER
from any touch-tone telephone and follow the            ------------------------
instructions. Have your control number and proxy         CONTROL NUMBER
card available when you call.                           ------------------------

                - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your control number available when you access the web page.



 o Please detach and mail in the envelope provided IF you are not voting via o telephone or the Internet.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

1. Election of Directors:

                          NOMINEES:
[ ] FOR ALL NOMINEES      O Larry H. Keener
                          O Jerry D. Mallonee
[ ] WITHHOLD AUTHORITY    O Frederick R. Meyer
    FOR ALL NOMINEES      O Lee Posey
                          O Walter D. Rosenberg, Jr.
[ ] FOR ALL EXCEPT        O A. Gary Shilling
    (See instructions     O William R. Thomas
    below)                O John H. Wilson

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

--------------------------------------------------------------------------------
                                                    FOR   AGAINST   ABSTAIN
2. RATIFICATION OF THE APPOINTMENT OF ERNST &       [ ]     [ ]       [ ]
   YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE
   FISCAL YEAR ENDING MARCH 26, 2004.

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1) AND (2) ABOVE, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSALS. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN
THE ENCLOSED ENVELOPE.


Signature of Shareholder ____________  Date: ____________

Signature of Shareholder ____________  Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.